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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported):                 March 24, 1999


                          HOMECOM COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


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          Delaware                                       0-29204                               58-2153309
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
(State or Other Jurisdiction of                          (Commission file Number)              (I.R.S. Employer
Incorporation or Organization                                                                  Identification No.)

3535 Piedmont Road, Atlanta, Georgia                                                                30305
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(Address of Principal Executive Offices)                                                          (Zip Code)

Registrant's telephone number, including area code:                                             (404) 237-4646
                                                                                            ----------------------


                                   -------------------------------------------------------------
                                   (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS

     On March 24, 1999 the Company closed its acquisition of First Institutional Marketing, Inc. and certain of its affiliates ("FIMI"). The Company was able to close this transaction more quickly than originally anticipated, due to the former owners of FIMI agreeing to waive their requirement that the registration statement for the shares to be issued in the transaction be declared effective by the SEC prior to closing. The Company will be filing a subsequent report on 8-K under Item 2 shortly, which will more fully describe the terms of this transaction.

ITEM 6.   RESIGNATION OF DIRECTOR

     On March 25, 1999, Gregory Abowd resigned from the Company's Board of Directors for personal reasons. Attached as Exhibit 99.1 to this report is a press release more fully discussing this item.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  17.1   Letter of Resignation
          99.1   Press Release




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HOMECOM COMMUNICATIONS, INC.
                                             (Registrant)



Date:  April 1, 1999                    By:  /s/ Harvey Sax
                                             -----------------------------------
                                             Harvey Sax, President and
                                             Chief Executive Officer
                                             (Principal Executive Officer)
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                                 Exhibit Index

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Exhibit                        Description
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
17.1                          Letter of Resignation
99.1                          Press Release
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